SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 10, 2010

BIOPHARM ASIA, INC.
___________________________
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

New Agriculture Development Park
Daquan Village, Tonghua County, Jilin Province, P.R. China	134115
(Address of principal executive offices)	(Zip Code)

011-86-435-5211803
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2010, Jianxiong Liu resigned as Chief Financial Officer of BioPharm Asia, Inc.

On November 10, 2010, Ruiying Dong, age 34, was elected Chief Financial Officer of BioPharm Asia, Inc.

From April 2009 to June 2010, Ms. Dong was Asia Pacific regional internal audit manager of 3Com Inc.  From April 2008 to January 2009, she was a senior consultant with RGL Forensics.  From August 2006 to March 2008, she served as an audit manager in KPMG LLP.  From March 2005 to June 2006, she was a senior auditor with PricewaterhouseCoopers LLP.  From December 2003 to February 2005, she was a senior auditor with KPMG LLP, and from December 2000 to September 2003, she was an auditor with Sashi Kala Devi & Associates.

Ms. Dong received a B.S. degree from Oxford Brooks University (U.K) and a certified charted accountant.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARM ASIA, INC.

Dated: November 10, 2010	By:	/s/ Shengqun Li
Shengqun Li Chief Executive Officer